Exhibit 10.1

Execution Copy

THE FIRST MARBLEHEAD CORPORATION

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement dated as of November 3, 2004 (the “Agreement”) is entered into by and among The First Marblehead Corporation, a Delaware corporation (the “Company”), and the individuals and entities listed on Exhibit A attached hereto (the “Holders”).

RECITALS

A.            The Company, the Holders and certain other shareholders of the Company are parties to the Shareholders Agreement dated as of December 21, 1995 (the “Shareholders Agreement”) setting forth various agreements with respect to the ownership and transfer of shares of Common Stock (as defined below) and other related maters.

B.            The Company completed an initial public offering of shares of Common Stock on November 5, 2003, making certain of the agreements in the Shareholders Agreement unnecessary, burdensome or inappropriate for stockholders of a public company.

C.            Except for affiliates of the Company, including the Holders, the parties to the Shareholders Agreement are eligible to sell their shares of Common Stock in reliance on Rule 144(k) or Rule 701 under the Securities Act (as defined below).

D.            Upon termination of the Shareholders Agreement, the Company has agreed to provide the Holders with certain rights with respect to the registration of their shares of Common Stock under the Securities Act.

E.             The Majority Shareholders (as defined in the Shareholders Agreement) and each Significant Holder (as defined in the Shareholders Agreement) have agreed and voted to terminate the Shareholders Agreement.

F.             The Company and the Holders deem it in their respective best interests to enter into this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1.             Certain Definitions.

As used in this Agreement, the following terms shall have the following respective meanings:

“Affiliated Party” means, with respect to any Holder, any person or entity which, directly or indirectly, controls, is controlled by or is under common control with such Holder, including, without limitation, any general partner, officer or director of such Holder and any entity now or hereafter existing which is controlled by one or more general partners of, or shares the same management company as, such Holder.

“Commission” means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

“Common Stock” means the common stock, $.01 par value per share, of the Company.

“Company” has the meaning ascribed to it in the introductory paragraph hereto.

“Company Sale” means: (a) a merger or consolidation in which (i) the Company is a constituent party or (ii) a Company Subsidiary is a constituent party and the Company issues shares of its capital stock pursuant to such merger or consolidation, except in the case of either clause (i) or (ii) any such merger or consolidation involving the Company or a Company Subsidiary in which the shares of capital stock of the Company outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock which represent, immediately following such merger or consolidation, more than 50 percent by voting power of the capital stock of (A) the surviving or resulting corporation or (B) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; (b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Company or a Company Subsidiary of all or substantially all the assets of the Company and the Company Subsidiaries taken as a whole (except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned Company Subsidiary); or (c) the sale or transfer, in a single transaction or series of related transactions, by the stockholders of the Company of more than 50 percent by voting power of the then-outstanding capital stock of the Company to any person or entity or group of affiliated persons or entities.

“Company Subsidiary” means any corporation, partnership, securitization trust, limited liability company or other non-corporate business enterprise in which the Company (or another Company Subsidiary) holds stock or other ownership interests representing (a) more than 50 percent of the voting power of all outstanding stock or ownership interests of such entity or (b) the right to receive more than 50 percent of the net assets of such entity available for distribution to the holders of outstanding stock or ownership interests upon a liquidation or dissolution of such entity.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

“Holder” has the meaning ascribed to it in the introductory paragraph hereto.

“Indemnified Party” means a party entitled to indemnification pursuant to Section 2.3.

“Indemnifying Party” means a party obligated to provide indemnification pursuant to Section 2.3.

“Initiating Holders” means the Holders initiating a request for registration pursuant to Section 2.1(a).

“Other Holders” means holders of securities of the Company (other than the Holders) who are entitled, by contract with the Company, to have securities included in a Registration Statement.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Shares” means (a) the shares of Common Stock held as of the date hereof or subsequently acquired by the Holders and (b) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares (i) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act, (ii) upon any transfer in any manner to a person or entity which is not entitled, pursuant to Section 3, to the rights under this

Agreement or (iii) at such time as they become eligible for sale pursuant to Rule 144(k) under the Securities Act.

“Registration Expenses” means all expenses incurred by the Company in complying with the provisions of Section 2, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel and accountants for the Company, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and other expenses of any Selling Stockholder (and also excluding the fees and expenses of any counsel retained by any Selling Stockholder).

“Registration Statement” means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

“Selling Stockholder” means any Holder owning Registrable Shares included in a Registration Statement.

“Shareholders Agreement” has the meaning ascribed to it in the recitals hereto.

2.             Registration Rights.

2.1           Required Registrations.

(a)           At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Holder or Holders holding Registrable Shares  may request, in writing, that the Company effect the registration on Form S-3 (or such successor form), of Registrable Shares having an aggregate value of at least $100,000,000 (based on the public market price on the date of such request).

(b)           Upon receipt of any request for registration pursuant to this Section 2, the Company shall promptly give written notice of such proposed registration to all other Holders.  Such Holders shall have the right, by giving written notice to the Company within 10 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Holders may request in such notice of election, subject in the case of an underwritten offering to the terms of Section 2.1(c).  In the event that the Company does not receive a written notice of election from a Holder within such 10-day period, such Holder will have waived its right to have any Registrable Shares included in such registration.  Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on an appropriate registration form of all Registrable Shares which the Company has been requested to so register; provided, however, the Company will only be obligated to effect such registration on Form S-3 (or any successor form).

(c)           If the Initiating Holders intend to distribute the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1(a), and the Company shall include such information in its written notice referred to in Section 2.1(b).  In such event, (i) the right of any Holder to include its Registrable Shares in such registration shall be conditioned upon such Holder’s participation in such underwriting on the terms set forth herein, and (ii) all Holders including Registrable Shares in such registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters managing the offering; provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of the Holders materially greater than the obligations of the Holders pursuant to Section 2.3. The Company shall have the right to select the managing underwriter(s) for any underwritten offering requested pursuant to Section 2.1(a), provided that the Holders of a majority of the Registrable Shares participating in such underwritten offering consent to the managing underwriter(s) selected by the Company.  If any Holder who has requested inclusion of its Registrable Shares in such registration as provided above disapproves of the terms of the underwriting, such Holder may elect, by written notice to the Company, to withdraw its Registrable Shares from such Registration Statement and underwriting.  If the managing underwriter advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of Registrable Shares to be included in the Registration Statement and underwriting shall be allocated among all Holders requesting registration in proportion, as nearly as practicable, to the respective number of Registrable Shares held by them on the date of the request for registration made by the Initiating Holders pursuant to Section 2.1(a). If any Holder would thus be entitled to include more Registrable Shares than such Holder requested to be registered, the excess shall be allocated among other requesting Holders pro rata in the manner described in the preceding sentence.

If the Company desires that any other officers or directors of the Company holding securities of the Company be included in any registration for an underwritten offering requested pursuant to Section 2.1 or if Other Holders request such inclusion, the Company may include the securities of such officers, directors and Other Holders in such registration and underwriting on the terms set forth herein applicable to the Holders.  If the managing underwriter advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the shares held by officers or directors of the Company and by Other Holders (other than Registrable Shares) shall be excluded from such Registration Statement and underwriting to the extent deemed advisable by the managing underwriter, and if a further reduction of the number of shares is required, the number of shares that may be included in such Registration Statement and underwriting shall be allocated among all Holders requesting registration in proportion, as nearly as practicable, to the respective number of Registrable Shares held by them on the date of the request for registration made by the Initiating Holders pursuant to Section 2.1(a).  If any such stockholder would thus be entitled to include more shares than such stockholder requested to be registered, the excess shall be allocated among other participating stockholders pro rata in the manner described in the preceding sentence.  If the managing underwriter has not limited the number of Registrable Shares or other securities to be underwritten, the Company may include securities for its own account in such registration if the managing underwriter so agrees and if the number of Registrable Shares and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

(d)           The Company shall not be required to effect more than four registrations pursuant to Section 2.1(a).  For purposes of this Section 2.1(d), a Registration Statement shall not be counted until such time as such Registration Statement has been declared effective by the Commission (unless the Initiating Holders withdraw their request for such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Holders after the date on which such registration was requested) and elect not to pay the Registration Expenses therefor pursuant to Section 2.4).  For purposes of this Section 2.1(d), a Registration Statement shall not be counted if, as a result of an exercise of the underwriter’s cut-back provisions, less than 50 percent of the total number of Registrable Shares that Holders have requested to be included in such Registration Statement are so included.

(e)           If at the time of any request to register Registrable Shares by Initiating Holders pursuant to this Section 2.1, the Company is engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of the Company’s Board of Directors, would be adversely affected by the requested registration, then the Company may at its option direct that such request be delayed for a period not in excess of 120 days from the date of such request.

2.2           Registration Procedures.

(a)           If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall:

(i)            file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become effective as soon as possible;
(ii)           as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective for 12 months from the effective date or such lesser period until all such Registrable Shares are sold;
(iii)          as expeditiously as possible furnish to each Selling Stockholder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such Selling Stockholder;
(iv)          as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Selling Stockholders; provided, however, that the Company shall not be required in connection with this paragraph (iv) to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or to amend its certificate of incorporation or by-laws in a manner that the Board of Directors of the Company determines is inadvisable;
(v)           as expeditiously as possible, cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;
(vi)          promptly provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such Registration Statement;
(vii)         promptly make available for inspection by the Selling Stockholders, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Selling Stockholders, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;
(viii)        notify each Selling Stockholder, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; and
(ix)           as expeditiously as possible following the effectiveness of such Registration Statement, notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus.

(b)           If the Company has delivered a Prospectus to the Selling Stockholders and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Stockholders and, if requested, the Selling Stockholders shall immediately cease making offers of Registrable Shares and return all Prospectuses to the Company.  The Company shall promptly provide the Selling Stockholders with revised Prospectuses and, following receipt of the revised Prospectuses, the Selling Stockholders shall be free to resume making offers of the Registrable Shares.

(c)           In the event that, in the judgment of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify all Selling Stockholders to such effect, and, upon receipt of such notice, each such Selling Stockholder shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Selling Stockholder has received copies of a supplemented or amended Prospectus or until such Selling Stockholder is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.  Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this Section 2.2(c) to suspend sales of Registrable Shares for a period in excess of 30 days consecutively or 60 days in any 365-day period.

2.3           Indemnification and Contribution.

(a)           In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Stockholder, each underwriter of such Registrable Shares, and each other person, if any, who controls such Selling Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Selling Stockholder, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, (ii) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the Registration Statement or the offering contemplated thereby; and the Company will reimburse such Selling Stockholder, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Selling Stockholder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Selling Stockholder, underwriter or controlling person specifically for use in the preparation thereof.

(b)           In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Stockholder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if and to the extent (and only to the extent) that the statement or omission was made in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing to the Company by such Selling Stockholder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of a Selling Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Selling Stockholder of Registrable Shares sold in connection with such registration.

(c)           Each Indemnified Party shall give notice to the Indemnifying Party promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld, conditioned or delayed); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.3 except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party’s expense; provided, however, that the Indemnifying Party shall pay such expense if the Indemnified Party reasonably concludes that representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party.  The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense.  No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed.

(d)           In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 2.3 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Selling Stockholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative fault of the Company and the Selling Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Selling Stockholders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the Selling Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2.3(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above.  Notwithstanding the provisions of this Section 2.3(d), (i) in no case shall any one Selling Stockholder be liable or responsible for any amount in excess of the net proceeds received by such Selling Stockholder from the offering of Registrable Shares and (ii) the Company shall be liable and responsible for any amount in excess of such proceeds; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 2.3(d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section 2.3(d).  No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

(e)           The rights and obligations of the Company and the Selling Stockholders under this Section 2.3 shall survive the termination of this Agreement.

2.4           Allocation of Expenses.  The Company will pay all Registration Expenses for all registrations under this Agreement; provided, however, that if a registration under Section 2.1 is withdrawn at the request of the Initiating Holders (other than as a result of information concerning the business or financial condition of the Company which is made known to the Selling Stockholders after the date on which such registration was requested) and if the Initiating Holders elect not to have such registration counted as a registration requested under Section 2.1, the Selling Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration.

2.5           Other Matters with Respect to Underwritten Offerings.  In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2.1, the Company agrees to (i) enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of the Company and customary covenants and agreements to be performed by the Company, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering, (ii) use its best efforts to cause its legal counsel to render customary opinions to the underwriters with respect to the Registration Statement and (iii) use its best efforts to cause its independent public accounting firm to issue customary “cold comfort letters” to the underwriters with respect to the Registration Statement.

2.6           Information by Holder.  Each holder of Registrable Shares included in any registration shall (i) furnish to the Company such information regarding such holder and the distribution proposed by such holder and (ii) execute such documents as are customarily executed by selling stockholders in similar transactions, in each case as the Company may reasonably request in writing.

2.7           “Lock-Up” Agreement; Confidentiality of Notices.  Each Holder, if requested in writing by the Company and managing underwriter of any underwritten offering pursuant to this Agreement or otherwise conducted by the Company, shall not sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Holder for a period of 90 days following the effective date of the Registration Statement for such offering.  The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of such 90-day period.

Any Holder receiving any written notice from the Company regarding the Company’s plans to file a Registration Statement shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.

2.8           Rule 144 Requirements.  The Company agrees to:

(a)           make and keep current public information about the Company available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b)           use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c)           furnish to any holder of Registrable Shares upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act.

2.9           Termination.  All of the Company’s obligations to register Registrable Shares under Section 2.1 shall terminate upon the earliest of (a) November 3, 2009, (b) the date on which no Holder holds any Registrable Shares or (c) a Company Sale.

2.10         Subsequent Registration Rights.  The Company agrees that it will not grant to any person any right to require the Company to register securities under the Securities Act, or to participate as a selling stockholder in any such registration without the prior written consent of (i) any Holder whose Registrable Shares represent at least 10 percent of the voting power of all shares of Common Stock then outstanding and (ii) Holders holding Registrable Shares representing at least 50 percent of the voting power of all Registrable Shares then held by Holders.

3.          Transfers of Rights; Calculation of Share Numbers.

3.1           Upon notice to the Company, a Holder may transfer Registrable Shares voluntarily or by operation of law at any time prior to the receipt of written notice of a proposed registration pursuant to Section 2.1(b), and the transferee of such Registrable Shares shall have no rights or obligations pursuant to this Agreement.  Notwithstanding the foregoing, a Holder may not transfer Registrable Shares voluntarily or by operation of law at any time during the period commencing on the date of receipt of written notice of a proposed registration pursuant to Section 2.1(b) through the earlier of the date of (i) expiration of the lock-up agreement referred to in Section 2.7 relating to such registration or (ii) receipt of written notice from the Company of the withdrawal by the Initiating Holders of their request for such registration, unless any person or entity to which Registrable Shares are to be transferred agrees in writing to be bound by the obligations under Section 2.7 to the same extent as if such transferee were a Holder hereunder.

3.2           Calculation of Share Numbers.  In determining the number of Registrable Shares owned by a Holder for purposes of exercising rights under this Agreement, a Holder shall be deemed to own all Registrable Shares beneficially held by such Holder as reported by such Holder under Section 16 of the Exchange Act from time to time; provided, however, that if a Holder is not a reporting person under Section 16 of the Exchange Act at the time of such determination, the number of Registrable Shares held by such Holder shall be determined as if such Holder were required to report under Section 16 of the Exchange Act.

4.             General.

4.1           Severability.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

4.2           Specific Performance.  In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Holder shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

4.3           Governing Law.  This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware, as to matters within the scope thereof, and the internal laws of the Commonwealth of Massachusetts (without reference to the conflicts of law provisions thereof), as to all other matters.

4.4           Notices.  All notices, requests, consents and other communications under this Agreement shall be in writing and shall be deemed delivered (i) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

If to the Company, at The First Marblehead Corporation, The Prudential Tower, 800 Boylston Street, 34th Floor, Boston, MA  02199, Attention: Chief Executive Officer, or at such other address as may have been furnished in writing by the Company to the other parties hereto, with a copy to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA  02109, Attention: Peter B. Tarr, Esq.; or

If to a Holder, at its address set forth on Exhibit A, or at such other address as may have been furnished in writing by such Purchaser to the other parties hereto.

Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended.  Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section 4.4.

4.5           Complete Agreement.  This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

4.6           Amendments, Termination and Waivers.  This Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and Holders holding Registrable Shares representing at least 50 percent of the voting power of all Registrable Shares then held by all Holders.  Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Holder without the written consent of such Holder unless such amendment, termination or waiver applies to all Holders in the same fashion.  The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver.  Any amendment, termination or waiver effected in accordance with this Section 4.6 shall be binding on all parties hereto, even if they do not execute such consent.  No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

4.7           Pronouns.  Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

4.8           Counterparts; Facsimile Signatures.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document.  This Agreement may be executed by facsimile signatures.

4.9           Section Headings and References.  The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.  Any reference in this agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise.

IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

THE FIRST MARBLEHEAD CORPORATION

By:	/s/ Donald R. Peck
Donald R. Peck
Executive Vice President and Chief Financial Officer

HOLDERS:

THE ALEXANDER 2003 INVESTMENT TRUST

By:	/s/ Michael Goldberg, Trustee
Michael Goldberg, Trustee

INTERLAKEN INVESTMENT PARTNERS, L.P.

By:	Interlaken Management Partners, L.P., its general partner

By:	Lake Management, Inc., its general partner

By:	/s/ William R. Berkley
William R. Berkley
President

THE ROXBURY MANAGEMENT COMPANY, LLC

By:	/s/ Stephen E. Anbinder
Stephen E. Anbinder, Manager

THE DANIEL M. MEYERS 2003 QUALIFIED ANNUITY TRUST

By:	/s/ Daniel Maxwell Meyers
Daniel Maxwell Meyers, Trustee

RALPH M. AND JANICE A. JAMES FAMILY IRREVOCABLE TRUST

By:	/s/ Catherine J. Paglia
Catherine J. Paglia, Trustee

/s/ Leslie L. Alexander
Leslie L. Alexander

/s/ Stephen E. Anbinder
Stephen E. Anbinder

/s/ William R. Berkley
William R. Berkley

/s/ Dort A. Cameron III
Dort A. Cameron III

/s/ Ralph M. James
Ralph M. James

/s/ Daniel Maxwell Meyers
Daniel Maxwell Meyers

/s/ John C. Niles
John C. Niles

Exhibit A

LIST OF HOLDERS

Name and Address

The Alexander 2003 Investment Trust

1200 N. Federal Highway, Suite 307

Boca Raton, FL  33437

Interlaken Investment Partners, L.P.

475 Steamboat Road

Greenwich, CT  06830

The Roxbury Management Company, LLC

c/o The First Marblehead Corporation

230 Park Avenue, 10th Floor

New York, NY  10169

The Daniel M. Meyers 2003 Qualified Annuity Trust

c/o The First Marblehead Corporation

800 Boylston Street, 34th Floor

Boston, MA  02199

Ralph M. James and Janice A. James Family Irrevocable Trust

c/o The First Marblehead Corporation

800 Boylston Street, 34th Floor

Boston, MA  02199

Leslie L. Alexander

1200 N. Federal Highway, Suite 307

Boca Raton, FL  33437

Stephen E. Anbinder

c/o The First Marblehead Corporation

230 Park Avenue, 10th Floor

New York, NY  10169

William R. Berkley

c/o Interlaken Investment Partners, L.P.

475 Steamboat Road

Greenwich, CT  06830

Dort A. Cameron III

c/o The Airlie Group

115 East Putnam Avenue

Greenwich, CT  06830-5643

A-1

Ralph M. James

c/o The First Marblehead Corporation

800 Boylston Street, 34th Floor

Boston, MA  02199

Daniel Maxwell Meyers

c/o The First Marblehead Corporation

800 Boylston Street, 34th Floor

Boston, MA  02199

John C. Niles

c/o The First Marblehead Corporation

800 Boylston Street, 34th Floor

Boston, MA  02199

A-2